UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 27, 2023

International Land Alliance, Inc.

(Exact name of registrant as specified in charter)

Wyoming

(State or other jurisdiction of incorporation)

000-56111	46-3752361
(Commission File Number)	(IRS Employer Identification No.)

350 10th Avenue, Suite 1000

San Diego, CA 92101

(Address of principal executive offices and zip code)

(877) 661-4811

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2023, International Land Alliance, Inc., a Wyoming corporation (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with a certain investor (the “Purchaser”). Pursuant to the Purchase Agreement, the Purchaser agreed to purchase, and the Company agreed to sell and issue to the Purchaser, 3,100 shares of Series C Convertible Preferred Stock (the “Series C Shares”) at a price per share of $100. The Company shall use the net proceeds from the sale for working capital purposes. The closing of the Purchase Agreement occurred on July 13, 2023, when the Company issued the Series C Shares to the Purchaser.

As previously disclosed, on July 26, 2021, the Company and the Purchaser entered into a Securities Purchase Agreement (the “2021 Purchase Agreement”) whereby the Company issued to the Purchaser warrants to purchase common stock at an exercise price of $0.68 (the “Existing Warrants”). As consideration for the Purchaser to enter into the Purchase Agreement, the Purchaser is entitled to receive an additional 1,240,000 warrants to purchase common stock at an exercise price of $0.07 and reduced the exercise price of the Existing Warrants to $0.07 per Warrant Share.

The foregoing descriptions of the Purchase Agreement, the 2021 Purchase Agreement, and the Existing Warrant set forth above do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, forms of which are filed as Exhibit 10.2, Exhibit 10.1, and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 1.01 is hereby incorporated by reference to this Item 5.03.

On June 27, 2023, the Company filed a Certificate of Designations, Preferences and Rights of the Series C Shares with the Wyoming Secretary of State (the “Certificate of Designations”), authorizing the issuance of up to 10,000 Series C Shares, par value $0.001 per share, each having a stated value equal to $100.00 (the “Stated Value”).

The Series C Preferred Stock has no stated maturity and is subject to a mandatory partial redemption equal to 110% of the Stated Value.

The Series C Preferred Stock will rank senior with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company and all other shares of capital stock of the Company, including all other outstanding shares of preferred stock as of the filing date of this Certificate of Designations. The Company shall be permitted to issue capital stock, including preferred stock, that is junior in rank to all Series C with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company.

Holders of shares of the Series C Preferred Stock are entitled to receive, on each Dividend Payment Date, (i) cumulative cash dividends on each share of Series C Preferred Stock, payable to the Holder(s), on a quarterly basis, at a rate of 12% per annum of the Stated Value, plus the Additional Amount thereon, and (ii) dividends in the form of shares of Common Stock on each share of Series C Preferred Stock, on a quarterly basis, at a rate of 8% per annum on the Stated Value.

At any time or times on or after the Initial Issuance Date, each Holder of Series C Preferred Stock shall be entitled to convert any portion of the outstanding Series C Preferred Stock, including any Additional Amount, held by such Holder into Conversion Shares by following the mechanics of conversion set forth in the Certificate of Designations.

The Purchaser shall have the right to convert its Series C Shares at anytime after their issuance into shares of common stock at the Conversion Price (as defined below). The amount of shares of common stock issuable upon a conversion for each Series C Share shall be the Stated Value of such share plus all unpaid dividends in respect of such share (the “Additional Amount”) divided by the Conversion Price. The “Conversion Price” for each Series C Share is, the lower of $0.07 or eighty percent (80%) of the average of the closing sale price for the ten (10) consecutive trading days immediately preceding, but not including, the effective date of the applicable conversion notice; provided that, if the conversion occurs in the ten trading days following an offering of the common stock (or units consisting of common stock and warrants to purchase common stock) resulting in the listing for trading of the common stock on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing) (a “Qualified Offering”), the Purchaser shall be entitled to convert its Series C Shares in units of common stock and warrants to purchase Common Stock, if units are offered to the public in the Qualified Offering.

The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
3.1	Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock
4.1	Form of Existing Warrant (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2021)
10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2021)
10.2	Form of Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2023	INTERNATIONAL LAND ALLIANCE, INC.

	By:	/s/ Jason Sunstein
	Name:	Jason Sunstein
	Title:	Chief Financial Officer